IREVOCABLE PROXY

     The undersigned holder of shares of the Series A Preferred Stock of EWORLDMEDIA HOLDINGS, INC., a Nevada corporation (the "Company"), does hereby constitute, appoint and name Ronald C. Touchard as my true and lawful agent and on my behalf, and in my name, place, and stead to vote my shares in the Company by this proxy at any meeting of the stockholders of the Company, and to act as fully as I could do if personally present with respect to any corporate matter calling for approval or disapproval of any corporate act or transaction by the Preferred stockholders of the Company.

     I herewith revoke any other proxy heretofore given.

     I affirm and represent to Ronald C. Touchard that I am the exclusive beneficial owner of the subject shares and that the execution and delivery of this proxy will not violate any laws or agreements by which I may otherwise be bound.

     This proxy is irrevocable until October 6 , 2011. I affirm that this proxy is coupled with an interest and will remain in full force and effect for the time specified and be enforceable against any donee, transferee, or assignee of my shares.

     Dated this 6th day of October, 2004.

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     Signature

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     Printed Name

     _____________________________________________
     Address

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          Number of Shares Held